August 2013 Company Presentation Exhibit 99.1

2 Safe Harbor Statement The information contained herein is current only as of the date hereof; however, unless otherwise indicated, financial information contained herein is as of June 30, 2013. The business, prospects, financial condition or performance of FairPoint Communications, Inc. (“FairPoint”) and its subsidiaries described herein may have changed since that date. FairPoint does not intend to update or otherwise revise the information contained herein. FairPoint makes no representation or warranty, express or implied, as to the completeness of the information contained herein. Market data used throughout this presentation is based on surveys and studies conducted by third parties, as well as industry and general publications. FairPoint has no obligation (express or implied) to update any or all of the information or to advise you of any changes; nor does FairPoint make any express or implied warranties or representations as to the completeness or accuracy nor does it accept responsibility for errors. Some statements herein are known as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained herein that are not historical facts. When used herein, the words “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions are generally intended to identify forward-looking statements. Because these forward-looking statements involve known and unknown risks and uncertainties, there are important factors that could cause actual results, events or developments to differ materially from those expressed or implied by these forward-looking statements, including our plans, objectives, expectations and intentions and other factors. You should not place undue reliance on such forward-looking statements, which are based on the information currently available to us and speak only as of the date hereof. FairPoint does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Throughout this presentation, reference is made to Adjusted EBITDA and Unlevered Free Cash Flow and adjustments to GAAP and non-GAAP measures to exclude the effect of special items. Management believes that Adjusted EBITDA provides a useful measure of operational and financial performance and removes variability related to pension contributions and payments for other post-employment benefits and that Unlevered Free Cash Flow may be useful to investors in assessing the Company’s ability to generate cash and meet its debt service requirements. The maintenance covenants contained in the Company’s credit facility are based on Adjusted EBITDA. In addition, management believes that the adjustments to GAAP and non-GAAP measures to exclude the effect of special items may be useful to investors in understanding period-to-period operating performance and in identifying historical and prospective trends. We provide guidance as to certain financial information herein, which consists of forward-looking statements. Our guidance is not prepared with a view toward compliance with the published guidelines of the American Institute of Certified Public Accountants, and neither our independent registered public accounting firm nor any other independent expert or outside party compiles or examines the guidance and, accordingly, no such person expresses any opinion or any other form of assurance with respect thereto. Guidance is based upon a number of assumptions and estimates that, while presented with numerical specificity, are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control and are based upon specific assumptions with respect to future business decisions, some of which will change. We generally state possible outcomes as high and low ranges which are intended to provide a sensitivity analysis as variables are changed but are not intended to represent our actual results which could fall outside of the suggested ranges. The principal reason that we release this data is to provide a basis for our management to discuss our business outlook with analysts and investors. Notwithstanding this, we do not accept any responsibility for any projections or reports published by any such outside analysts or investors. Guidance is necessarily speculative in nature, and it can be expected that some or all of the assumptions or the guidance furnished by us will not materialize or will vary significantly from actual results. Accordingly, our guidance is only an estimate of what management believes is realizable as of the date hereof. Actual results may vary from the guidance and the variations may be material. Investors should also recognize that the reliability of any forecasted financial data diminishes the farther in the future that the data is forecast. In light of the foregoing, investors are urged to put the guidance in context and not to place undue reliance on it. Any inability to successfully implement our operating strategy or the occurrence of any of the events or circumstances discussed therein could result in the actual operating results being different than the guidance, and such differences may be material.

3 Investment Highlights Sustainable, Growing Free Cash Flow Stabilize Transform Grow Revenue Improve Operations Execute HR Strategy Change Regulatory Environment • FairPoint is well positioned to grow free cash flow sustainably • The Company is executing its ‘four-pillar’ strategy designed to deliver sustainable free cash flow growth • Sustainable free cash flow growth is the best way to increase shareholder value

Company Snapshot

- 2Q13 Revenue of $234.5M, 1H13 Revenue of $470M and 3,255 employees
- Operates in 17 states with over 1.2M access line equivalents(1)
  - 80% former Verizon wireline business in Maine, New Hampshire and Vermont ("NNE")
  - 20% pre-merger FairPoint in rural communities in 17 states, including ME, NH and VT ("Telecom Group")
- **NNE**:
  - Incumbent wireline provider with extensive "enterprise class" network and scale in three contiguous states
  - 15,000+ fiber route mile network offering IP/Ethernet services to attract sustainable revenues
  - Significant organic growth opportunity, especially in business market
  - ~90% broadband availability; 33% penetration(2)
- **Telecom Group**:
  - Consistent, substantial cash flow generation
  - Local presence and workforce; less competition
  - ~90% broadband availability; 53% penetration
  - Closed sale of Idaho property for 6x EBITDA in 1Q13

Service Territory



Telecom Group
Northern New England

Access Line Equivalents

as of June 30, 2013	NNE	Telecom Group (3)	Total
Switched access lines:			
Residential	440,904	115,680	556,584
Business	249,135	45,048	294,183
Wholesale	61,911	NM	61,911
Total switched access lines	751,950	160,728	912,678
Broadband Subscribers	247,230	85,390	332,620
Total access line equivalents	999,180	246,118	1,245,298

(1) Switched access lines plus broadband subscribers as of June 30, 2013
(2) Broadband subscribers as a percentage of switched access lines
(3) Approximately 20% of Telecom Group is located in ME, NH and VT

4

5 Executing on our Strategy 1 2 3 4 Improve Operations Change Regulatory Environment Transform & Grow Revenue Execute HR Strategy 2011 Focus 2012 Focus 2013 Focus 2014 Negotiation Complex project management, including FTTT Level playing field Revenue stabilization period entered in 2Q13 IBEW 2011 Force Adjustment Process (FAP) Improved service quality Legislation in Maine and New Hampshire; Vermont IRP Significant increase in sales bookings CWA 2012 FAP executed in 30 days Enhanced service quality after 12% reduction in force In 2011 FCC ICC/USF reform Major long-term contracts leveraging fiber assets Enhanced competencies in labor relations and learning & development  

6 Key 2013 Initiatives - Fiber-to-the-Tower initiative - Over 1,100 Ethernet cellular connections - Projects based on contracted services - Targeting over 1,300 Ethernet cellular connections in 2013 - Next Generation E-911 service  Fiber and next generation 911 service to 26 Public Service Answering Points in Maine well underway - New England Telehealth Consortium  Fiber connection delivered to over 125 healthcare institutions  Targeting fiber connections to over 400 healthcare providers Leveraging Network with Outstanding Project Management Assure quality and delivery through best in class complex project management

7 Next-Generation Network • Over 15,000 fiber route miles • Over 721,000 fiber strand miles • Scalable 400G DWDM Network • Over 350 central offices • From over 1,100 to over 1,300 FTTT Ethernet cellular connections by year end • Over $195 million invested • Easy access facilitated through New York and Boston Enterprise Class fiber network designed to meet growing demand of business customers

8 Revenue: Stabilize, Transform and Grow by Customer Segment (1) • Growth revenues are comprised of products such as: • Retail Ethernet • Wholesale Ethernet • Broadband and FTTT • Convertible revenues are moving from older technologies like: • Business voice • Centrex • ATM/Frame Relay • Legacy revenues are in managed decline and comprised of: • Residential voice • Switched access by Strategic Category (1) 5-Year Outlook • Sales and marketing efforts focused on driving acceleration of Growth products • Proactive re-terming and up- selling designed to reduce revenue churn as Convertible customers switch from TDM to IP/Ethernet • Retention efforts structured to slow churn in Legacy category by Product Type (1)(2) Growth 47% Convertible 19% Legacy 28% Other 6% Entered period of revenue stabilization in 2Q13 (1) 2Q13 revenue of $234.5 million (2) Access includes switched access and special access, which includes wholesale Ethernet services like fiber-to-the-tower (2) Residential 31% Business 20% Wholesale 24% Other 4% Telecom Group 21% Growth 21% Convertible 32% Legacy 41% Other 6% Voice 43% Access 34% Data & Internet 17%Other 6%

9 Revenue Strategy • Focus: Growth-oriented, sustainable high-margin revenues • Service: “Enterprise Class” Ethernet and data-centric services enabled by extensive fiber network • Target: Three contiguous state footprint for regional, wholesale and local customers in NNE Next Generation Network • Network (NNE) engineered for “Enterprise Class” customers to support latest VantagePoint SM high-speed data services • 15K fiber route miles connecting over 350 Central Offices • 2.1 million high-speed Internet qualified loops, including over 1.3 million qualified ADSL-2+ loops and over 100K fiber-to- the-premise passings • Latest generation IP/MPLS network core and over 400G DWDM optical transport Enhanced Data Products Focused and Driven Sales Culture Significant Growth Opportunities in NNE Business Market (23% Market Share) • Focus on data-centric products such as Ethernet, fiber-to-the- tower and Broadband • Easy access to NNE through out- of-territory service connections in New York and Boston • Matching growing customer bandwidth demands with next- generation products • Reliability, redundancy and service quality are competitive advantages • Improved sales recruiting process, sales activity model and best-in-class practices • Focused go-to-market strategy based on customer, product and sales verticals • Key wins across the Business, Wholesale and Government / Education markets • Target key segments (e.g. Enterprise, SMB) that are expected to have high take-up

10 Enhanced Data Products • Opportunity to meaningfully increase broadband penetration in ME, NH and VT • Continue to increase speeds and reach and respond to competitive offerings ̶ Increased in-footprint broadband availability from ~60% to ~90% over the past 5 years ̶ Low penetration in 7Mb+ is significant growth opportunity Broadband Opportunity Next-Generation Ethernet & IP Products • Key growth products include: ̶ Retail and Wholesale Ethernet (FTTT, E-DIA, E-LAN) ̶ Broadband (DSL and FTTP) ̶ Managed services (Hosted VoIP) • Ethernet products increasingly important as the Company drives expansion into the business market ̶ Ethernet revenue has grown 40% YoY • IP and Ethernet products will be critical as the product mix shifts away from local voice, ATM, frame relay and switched access Opportunity for 7Mb+ Data Products Max Speed Current Subs Total Qualified Loops % Penetration <=1.5Mb 0.1M 0.3M 20% 3Mb 0.1M 0.5M 20% 7Mb 0.1M 0.5M 10% 15Mb 0.0M 0.7M 2% 30Mb 0.0M 0.1M 8% Total 0.3M 2.1M 11% Rapid Ethernet Adoption 47% (1) (Ethernet circuits) (2) (1) CAGR of Ethernet circuit counts (2) Includes FTTT customers - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Retail Ethernet Wholesale Ethernet

11 Instill Discipline Instruct Process Inspire Growth Focused and Driven Sales Culture Sales Segment Improvements Marketing Enhancements  Implemented “Sales Activity” model Integrated Salesforce.com into operations Established sales territories for SMB channel Created sales training program Developed branch “Playbook” for consistency Improved and focused sales recruiting process Enhanced Sales Organization with Positive Momentum Direct Sales Bookings are up 25% YoY       Targeted, community-oriented marketing Established territories and assigned prospect lists Developed on-boarding and training module Enhanced competitive analysis Focused on up-selling of customer base Improved customer experience     

12 Circuits & Network 26% Facilities and Fleet 7% Contracted Services 7% Employee Expenses 48% Operating Taxes & Other 8% Marketing 4% 3,261 3,260 2,999 2,860 2,787 2,816 2,809 2,784 2,752 2,698 747 749 691 681 667 594 589 585 569 557 2,000 3,000 4,000 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 NNE Telecom (No. of Employees) (2) Execute HR Strategy • FairPoint continues to align its human resource assets with the changing telecom landscape • 19% workforce reduction in last 2 years • 3,255 employees as of June 30, 2013 ̶ 1,168 non-represented ̶ 2,087 union (1,836 covered by CBAs with CWA and IBEW in NNE, which expire Aug. 2014) • FairPoint has increased productivity and maintained service quality ̶ Demonstrated improvement in key service-quality metrics despite headcount reduction ̶ Increased productivity on a per-employee basis over time Continuing Headcount Rationalization (19%)(3) $700M Cost Structure (1) 3.57 3.33 3.00 3.42 4.10 2.6 3.0 3.4 3.8 4.2 (Employees per 1000 lines (4)) Continuing Headcount Rationalization Labor negotiations in 2014 provide opportunity to further address cost structure (1) FY 2012 adjusted for items added back to compute Adjusted EBITDA (2) NNE = Yellow, Telecom Group = Blue (3) Decrease represents total change in workforce since 1Q11 (4) As of Dec. 31, 2012 for peers, as of June 30, 2013 for FRP (5) Weighted average of FTR, CNSL and CTL 7% Peer Avg.(5)

13 Financial Overview

14 Summary Financial Results (1) Pro forma for the sale of Idaho operations on Jan. 31, 2013 (2) Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Net Income (Loss) to Adjusted EBITDA, see our second quarter 2013 earnings release furnished August 5, 2013 on Form 8-K (3) Unlevered Free Cash Flow means Adjusted EBITDA minus the sum of pension contributions, OPEB payments and capital expenditures. Unlevered Free Cash Flow is a non-GAAP financial measure. For a reconciliation of Net Income (Loss) to Unlevered Free Cash Flow, see our second quarter 2013 earnings release furnished August 5, 2013 on Form 8-K Q2 and YTD 2013 Results • Q2 Revenue of $234.5M was only $300k less than Q1 revenue, adjusted for the sale of the Idaho business • Reported positive momentum in growth-oriented business and broadband products ̶ Data and Internet services revenue grew 11% YoY ̶ Ethernet services contributed approximately $14M of revenue in Q2 2013 as compared to $10M a year ago, an increase of 40% YoY ̶ Broadband subscribers grew 4.2%(1) and total Ethernet circuits grew by 49% YoY • Adjusted EBITDA(2) increased to $66M in Q2 2013 as compared to $64M in Q1 2013 • Unlevered Free Cash Flow(3) increased to $35 million from $33 million in Q1, because of lower expenses and lower capital expenditures • Liquidity remains strong as the Q2 2013 cash balance increased to $27M from $17M in Q1 2013; $75M revolver remains undrawn exclusive of letters of credit • Reaffirmed full year Unlevered Free Cash Flow guidance of $100-110M

Recent Financial Trends

FairPoint communications

Financial Highlights

($ in M)	3Q12	4Q12	1Q13	2Q13	2012	2013 Guidance
Revenue	$242.1	$239.7	$235.5[3]	$234.5[3]	$973.6	
Adjusted EBITDA[1]	$69	$63	$64	$66	$278	$255 - $265
margin	*29%*	*26%*	*27%*	*28%*	*29%*	
Capital expenditures	$38	$49	$30	$27	$145	$135
% of revenue	*16%*	*20%*	*13%*	*12%*	*15%*	
Cash Pension & OPEB	$8	$1	$1	$4	$21	$20
Unlevered Free Cash Flow[2]	$24	$12	$33	$35	$112	$100 - $110
Cash on hand	$22	$23	$17	$27	$23	
Debt	$970	$957	$940	$938	$957	

Commentary:

- 2013 guidance takes into account the sale of Idaho on Jan. 31, 2013 ($8M of revenue, $5M of Adjusted EBITDA and $1M of CapEx per year)
- Annual cash interest expense, on a pro forma basis, is expected to be $75 to 80 million per year
- Annual mandatory debt amortization, on a pro forma basis, of $6 million

(1) Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Net Income (Loss) to Adjusted EBITDA, see the Company's second quarter 2013 earnings release furnished August 5, 2013 on Form 8-K

(2) Unlevered Free Cash Flow means Adjusted EBITDA minus the sum of pension contributions, OPEB payments and capital expenditures. Unlevered Free Cash Flow is a non-GAAP financial measure. For a reconciliation of Net Income (Loss) to Unlevered Free Cash Flow, see our second quarter 2013 earnings release furnished August 5, 2013 on Form 8-K

(3) Sale of Idaho operations on Jan. 31, 2013 resulted in $1.3M of sequential revenue decline from 4Q12 to 1Q13 and approximately $0.6M of sequential revenue decline from 2Q13 to 1Q13

15

16 Disciplined approach to Cap Ex $198 $176 $145 $135 18% 17% 15% 5% 7% 9% 11% 13% 15% 17% 19% $100 $120 $140 $160 $180 $200 $220 $240 2010 2011 2012 2013 Guidance (Capital expenditures by year and as a % of revenue ($ in M)) Cap Ex Trend and Allocation Regular PUC Mandate FTTT Optimal Level Success-based Network Growth Non-revenue generating • Cap Ex managed through regular review of priorities and initiatives • Cap Ex trending toward optimal level • Cap Ex spend tends to increase in 2H due to timing of construction • Success-based includes spending directly attributable to sales • Network growth includes fiber expansion, broadband buildout and speed upgrades • Non-revenue generating includes IT, plant maintenance and cost saving projects Optimizing Cap Ex Levels

Pension and OPEB Considerations

- Pension & OPEB liabilities arise primarily from Northern New England union contracts
  - GAAP liabilities represent status quo into perpetuity and reflect continuation of past practices
- 2013 Pension contribution and OPEB payments targeted to about $20M
- Pension and OPEB liabilities are highly sensitive to changes in the discount rate and healthcare cost trend assumptions
- 19% reduction in headcount since 2011 (2)

Pension & OPEB GAAP Liability

($ in millions)	2011	2012	2Q13
Pension			
Plan assets	$160.3	$166.3	$168.8
Projected benefit obligation	$318.3	$369.8	$381.1
Key assumptions:			
Discount Rate	4.63%	4.08%	4.17%
OPEB			
Plan assets	$1.0	$0.0	$0.0
Projected benefit obligation	$533.2	$621.4	$645.4
Key assumptions:			
Discount Rate	4.66%	4.20%	4.20%
Healthcare cost trend (<65 years)	8.40%	8.10%	8.10%
Healthcare cost trend (>65 years)	8.40%	8.10%	8.10%

Pension & OPEB Sensitivity (1)

($ in millions)	Pension	OPEB
Impact on liability given 1% change in the discount rate assumption	20%	23%
Impact on liability given 1% increase in healthcare cost trend assumption	N/A	$158.2
Impact on liability given 1% decrease in healthcare cost trend assumption	N/A	($119.2)

Labor negotiations in 2014 provide opportunity to address Pension & OPEB

(1) Based upon liability at December 31, 2012
(2) Resulted in over $50 million in lump sum distributions

17

18 • Focused on revenue & product transformation ̶ “Enterprise Class” network with 15K fiber route miles in 3 contiguous states ̶ Continually developing network to meet growing and rapidly evolving needs of enterprise and wholesale customers ̶ Enhanced sales organization with positive momentum • Significant growth opportunities in NNE Business Market (currently 23% market share) Disciplined Investment for Growth Strengthen Balance Sheet • Deleveraging ̶ Reduced debt from $1B to $938M in 2 years ̶ Successful refinancing in 1Q13 ̶ Mandatory debt amortization of $6M per year ̶ 50% excess cash flow sweep ̶ Continued investment discipline ̶ Sustainable, growing free cash flow • Monetizing non-core assets at attractive valuations ̶ Sale of Idaho operations for 6x EBITDA ̶ $2M gross proceeds from non-productive real estate • Focus on cost savings leading up to labor contract renegotiations in August 2014 • Manage pension liability through prudent cash contributions Strengthening Financial Profile